EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary Wetstein, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB, as amended, of Non-Invasive Monitoring Systems, Inc., as amended, for the fiscal year ended July 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Form 10KSB, as amended, fairly presents, in all material respects, the financial condition and results of operations of Non-Invasive Monitoring Systems, Inc.

April 22, 2008	By:	/s/ Gary Wetstein
Gary Wetstein
Chief Financial Officer